                                                                      Exhibit 24


                             SIFCO INDUSTRIES, INC,

                           ANNUAL REPORT ON FORM 10-K

                                POWER OF ATTORNEY

         The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

         Executed at Tampa, Florida this 7th day of December, 1999.



                                                     /s/ Charles H. Smith, Jr.
                                                     --------------------------

                                                                      Exhibit 24



                             SIFCO INDUSTRIES, INC,

                           ANNUAL REPORT ON FORM 10-K

                                POWER OF ATTORNEY

         The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

         Executed at Naples, Florida, this 6th day of December, 1999.



                                                     /s/ George D. Gotschall
                                                     --------------------------

                                                                      Exhibit 24



                             SIFCO INDUSTRIES, INC,

                           ANNUAL REPORT ON FORM 10-K

                                POWER OF ATTORNEY

         The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

         Executed at Cleveland, Ohio, this 4th day of December, 1999.



                                                     /s/ Richard S. Gray
                                                     --------------------------

                                                                      Exhibit 24


                             SIFCO INDUSTRIES, INC,

                           ANNUAL REPORT ON FORM 10-K

                                POWER OF ATTORNEY

         The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

         Executed at Tampa, Florida, this 6th day of December, 1999.



                                                     /s/ William R. Higgins
                                                     --------------------------

                                                                      Exhibit 24


                             SIFCO INDUSTRIES, INC,

                           ANNUAL REPORT ON FORM 10-K

                                POWER OF ATTORNEY

         The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

         Executed at Tampa, Florida, this 7th day of December, 1999.



                                                     /s/ David V. Ragone
                                                     --------------------------

                                                                      Exhibit 24


                             SIFCO INDUSTRIES, INC,

                           ANNUAL REPORT ON FORM 10-K

                                POWER OF ATTORNEY

         The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

         Executed at Tampa, Florida this 7th day of December, 1999.



                                                     /s/ Thomas J. Vild
                                                     --------------------------

                                                                      Exhibit 24


                             SIFCO INDUSTRIES, INC,

                           ANNUAL REPORT ON FORM 10-K

                                POWER OF ATTORNEY

         The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

         Executed at Tampa, Florida this 7th day of December, 1999.



                                                     /s/ J. Douglas Whelan
                                                     --------------------------

                                                                      EXHIBIT 24



                             SIFCO INDUSTRIES, INC.

                           ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY


     The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

     Executed at Cleveland, Ohio, this 8th day of December, 1999.


                              /s/ JEFFREY P. GOTSCHALL
                                  --------------------
                                  Jeffrey P. Gotschall

                                                                      EXHIBIT 24



                             SIFCO INDUSTRIES, INC.

                           ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY


     The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

     Executed at Cleveland, Ohio, this 8th day of December, 1999.


                              /s/ HUDSON D. SMITH
                                  ---------------
                                  Hudson D. Smith

                             SIFCO INDUSTRIES, INC.

                           ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY


        The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.


       Executed at Castlelough, Ireland, this 7th day of December, 1999.



                                                    /s/ Maurice Foley
                                                   ---------------------